Exhibit 10.14

Amended Schedule to the Form

of Amended and Restated Indemnification Agreement

The Indemnification Agreements between Sunoco, Inc. and the directors, executive officers, trustees, fiduciaries, employees or agents named below are identical in all material respects.

Employee	Date of Agreement
Michael J. Colavita	September 2, 2004
John F. Carroll	March 4, 2004
Terence P. Delaney	March 4, 2004
Michael H. R. Dingus	March 4, 2004
John G. Drosdick	March 4, 2004
Bruce G. Fischer	March 4, 2004
Michael J. Hennigan	February 2, 2006
Thomas W. Hofmann	March 4, 2004
Vincent J. Kelley	February 2, 2006
Joseph P. Krott	March 4, 2004
Michael S. Kuritzkes	March 4, 2004
Joel H. Maness	March 4, 2004
Michael J. McGoldrick	March 4, 2004
Ann C. Mulé	March 4, 2004
Paul A. Mulholland	March 4, 2004
Rolf D. Naku	March 4, 2004
Marie A. Natoli	March 3, 2006
Robert W. Owens	March 4, 2004
Alan J. Rothman	March 4, 2004
Ross S. Tippin, Jr.	March 4, 2004
Charles K. Valutas	March 4, 2004

Director	Date of Agreement
Robert J. Darnall	March 4, 2004
Ursula F. Fairbairn	March 4, 2004
Thomas P. Gerrity	March 4, 2004
Rosemarie B. Greco	March 4, 2004
James G. Kaiser	March 4, 2004
Richard H. Lenny	March 4, 2004
R. Anderson Pew	March 4, 2004
G. Jackson Ratcliffe	March 4, 2004
John W. Rowe	March 4, 2004
John K. Wulff	March 8, 2004